UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2005

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its chapter)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue Suite 500 Irvine, California 92612
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 27, 2005, Primal Solutions, Inc. (the “Company”) issued a press release announcing the results of those matters voted upon by the Company’s stockholders at its 2005 Annual Meeting of Stockholders held on October 27, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Primal Solutions, Inc. press release dated October 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005	PRIMAL SOLUTIONS, INC.

	By:	/s/ William C. Bousema
William C. Bousema
Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Primal Solutions, Inc. press release dated October 27, 2005.